                                                                  EXHIBIT 10.15A

                                  EMAGEON, INC.
                         FIRST AMENDMENT AND JOINDER TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         THIS FIRST AMENDMENT AND JOINDER ("Amendment") to the Amended and Restated Stockholders Agreement of Emageon, Inc., dated October 2, 2001 (the "Agreement"), is made as of May 30, 2003, by and among EMAGEON, INC., a Delaware corporation (the "Company") and the undersigned holders of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, and Series C Preferred Stock that are parties to the Agreement, and the undersigned parties holding all of the Company's outstanding shares of Series D Preferred Stock. Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.

                                   WITNESSETH:

         WHEREAS, the Common Stockholders, Series A Investors, Series B Investors, Series B-1 Investors, and Series C Investors (collectively, the "Existing Parties") are parties to the Agreement;

         WHEREAS, pursuant to Section 15(e) of the Agreement, any term of the Agreement may be amended with the written consent of (i) the Company, (ii) the Investors (or their transferees) holding a majority of the outstanding shares of Preferred Stock (voting together as a single class) and (iii) the Common Stockholders (or their transferees) holding a majority of the outstanding shares of Common Stock, and any amendment effected in accordance with such Section 15(e) of the Agreement shall be binding upon the Company, the Common Stockholders, and the Investors and each of their future transferees;

         WHEREAS, the Company desires to amend the Agreement;

         WHEREAS, the undersigned Existing Parties, which hold a majority of the outstanding shares of Preferred Stock and a majority of the outstanding shares of Common Stock, desire to amend the Agreement; and

         WHEREAS, the undersigned holders of all of the outstanding shares of the Company's Series D Preferred Stock desire to become parties to the Agreement, as amended by this Amendment.

         NOW, THEREFORE, in consideration of the premises, and the mutual terms and conditions set forth herein, it is hereby agreed by and among the Company, the Common Stockholders, the Series A Investors, Series B Investors, Series B-1 Investors, and Series C Investors that the Agreement is hereby amended in accordance with this Amendment, and the undersigned holders of all of the outstanding shares of the Company's Series D Preferred Stock shall become parties to the Agreement, as amended by this Amendment:

1.       AMENDMENTS.

         (A) The initial paragraph of the Agreement is hereby deleted in its entirety and replaced with the following:

         "THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT ("Agreement"), made this 2nd day of October, 2001, by and among EMAGEON, INC., a Delaware corporation (the "Company"); those holders of the Company's Common Stock listed on Schedule 1 attached hereto (the "Common Stockholders"); those holders of the Company's Series A Preferred Stock listed on
         Schedule 2 attached hereto (the "Series A Investors"); those holders of the Company's Series B Preferred Stock listed on Schedule 3 attached hereto (the "Series B Investors"); those holders of the Company's Series B-1 Preferred Stock listed on Schedule 4 attached hereto (the "Series B-1 Investors"); those holders of the Company's Series C Preferred Stock listed on Schedule 5 attached hereto (the "Series C Investors"); and those holders of the Company's Series D Preferred Stock listed on Schedule 6 attached hereto (the "Series D Investors", and together with the Series A Investors, the Series B Investors, the Series B-1 Investors and the Series C Investors collectively, the "Investors")."

         (B) The third "WHEREAS" clause of the Agreement is hereby deleted in its entirety and replaced with the following:

         "WHEREAS, the Series A Investors are the holders of all of the issued and outstanding shares of the Company's Series A Preferred Stock, $0.001 par value (the "Series A Preferred"), the Series B Investors are the holders of all of the issued and outstanding shares of the Company's Series B Preferred Stock, $0.001 par value (the "Series B Preferred"), the Series B-1 Investors are the holders of all of the issued and outstanding shares of the Company's Series B-1 Preferred Stock, $0.001 par value (the "Series B-1 Preferred"), the Series C Investors are the holders of all of the issued and outstanding shares of the Company's Series C Preferred Stock, $0.001 par value (the "Series C Preferred"), and the Series D Investors are the holders of all of the issued and outstanding shares of the Company's Series D Preferred Stock, $0.001 par value (the "Series D Preferred", and together with the Series A Preferred, Series B Preferred, Series B-1 Preferred and Series C Preferred, collectively, the "Preferred Stock")."

         (C) Section 2(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "(D) OFFER TO SERIES B INVESTORS, SERIES B-1 INVESTORS, SERIES C INVESTORS AND SERIES D INVESTORS. In the event the Company shall decide not to purchase all the Offered Shares, Company shall notify each of the Series B Investors, Series B-1 Investors, Series C Investors and Series D Investors of such decision within thirty (30) days after receipt of the Notice. The Series B Investors, Series B-1 Investors, Series C Investors and Series D Investors shall have the right to purchase all (or any portion) of the Offered Shares in accordance with the terms set forth in the Notice on a pro rata basis determined by each such party's proportionate ownership interest of all outstanding Shares held by the Series B Investors, Series B-1 Investors, Series C Investors and Series D Investors. In the event a Series B Investor, Series B-1 Investor, Series C Investor or Series D Investor elects not to acquire its (or their) entire proportionate interest, the remaining Series B Investors, Series B-1 Investors, Series C Investors and Series D Investors shall be entitled to acquire the remainder of such interest on a pro rata basis as described above; provided, however, that such Investors must notify the Selling Stockholder (and the Company) of their intention to purchase such shares within thirty (30) days from the date the Notice was delivered to the Company and the Series B Investors, Series B-1 Investors, Series C Investors and Series D Investors. Investors holding a majority of the issued and outstanding Series B Preferred, Series B-1 Preferred, Series C Preferred and Series D Preferred (voting together as a single class) may waive for such Investors the rights of first refusal contained herein if such Investors deem the transfer of the Shares of the Selling Stockholder to the person named in the Notice to be in the best interest of the Investors and/or Company."

         (D) The first sentence of Section 2(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "In the event the Company, the Series B Investors, Series B-1 Investors, Series C Investors and Series D Investors shall decide not to purchase all the Offered Shares, Company shall notify each of the Series A Investors and Common Stockholders of such decision within thirty (30) days after receipt of the Notice."

         (E) The first sentence of Section 3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "In the event of a Sale of the Company, as hereinafter defined, which is approved by the holders of at least 60% of the then-outstanding Series B Preferred, Series B-1 Preferred, Series C Preferred and Series D Preferred (voting together as a single class on an as-converted basis), each Investor and each Common Stockholder shall vote all shares of Preferred Stock and/or Common Stock (including Shares of Common Stock issued upon conversion of Preferred Stock) held by him or it in favor of the Sale of the Company."

         (F) Section 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

         "5. PROHIBITION AGAINST PLEDGE OF STOCK. No Common Stockholder or Investor shall pledge, hypothecate or grant a security interest in all or any part of the Shares (other than pledges, hypothecations or security interests granted to lenders in connection with loans to purchase Shares) without the consent of the holders of at least 60% of the Series B Preferred, Series B-1 Preferred, Series C Preferred and Series D Preferred (voting together as a single class)."

         (G) Section 6 of the Agreement is hereby amended by adding the phrase "as amended" after the phrase "October 2, 2001".

         (H) Section 7(a) of the Agreement is hereby deleted and replaced with the following:

         "(A) CONSTITUENCY OF BOARD OF DIRECTORS; QUORUM. Pursuant to the Amended and Restated Certificate of Incorporation of the Company (the "Certificate"), the Common Stockholders and Investors shall vote their shares of capital stock of Company for a Board of Directors consisting of nine (9) directors. For so long as the outstanding Shares of Series A Preferred constitute five percent (5%) or more of the Company's outstanding capital stock (on a fully diluted basis), the Series A Investors, voting separately as a class, shall have the right to elect one (1) director (the "Series A Director") (and to fill any vacancies with respect thereto) by a vote of a majority of the then outstanding shares of Series A Preferred. In connection therewith, the Series A Investors shall designate one person as nominee for director and such Series A Investors agree to designate and vote their Shares in favor of such nominee. For so long as the outstanding Shares of Series B Preferred and Series B-1 Preferred, collectively, constitute five percent (5%) or more of the Company's outstanding capital stock (on a fully diluted basis), the Series B Investors and the Series B-1 Investors, voting together and separately as a class, shall have the right to elect one (1) director (the "Series B Director"). In connection therewith, the Series B Investors and Series B-1 Investors shall designate one person as nominee for director and such Series B Investors and Series B-1 Investors agree to designate and vote their Shares in favor of such nominee. The initial Series B Director shall be designated by STF Institutional Partners II, L.P. For so long as the outstanding Shares of Series C Preferred constitute five percent (5%) or more of the Company's outstanding capital stock (on a fully diluted basis), the Series C Investors, voting separately as a class, shall have the right to elect two (2) directors (the "Series C Directors") (and to fill any vacancies with respect thereto) by a vote of a majority of the then outstanding shares of Series C Preferred. One (1) Series C Director initially shall be designated by Investors holding a majority of the Shares of Series C Preferred and the other Series C Director shall be Paul Reaves. Each of the Series C Investors shall vote their Series C Shares in favor of such designee and such nominee. For so long as the outstanding Shares of Series D Preferred constitute two and one-half percent (2.5%) or more of the Company's outstanding capital stock (on a fully diluted basis), the Series D Investors, voting separately as a class, shall have the right to elect one (1) director (the "Series D Director") (and to fill any vacancies with respect thereto) by a vote of a majority of the then outstanding shares of Series D Preferred. The Series D Director initially shall be John Thompson. In addition, each party shall vote such party's shares of capital stock of the Company to elect (i) Jett as a director while Jett remains an employee of Company and (ii) Mark Gehring as a director until the earlier of (A) May 30,

         2005, or (B) the date on which the Company files an effective registration statement for a Qualifying IPO (as such term is defined in the Certificate). Any other members of the Board of Directors authorized by the Company's Bylaws shall be elected by the Common Stockholders and Investors voting together as a single class. A majority of the number of directors then constituting the Board of Directors shall constitute a quorum for the transaction of business of the Board of Directors.

         (I) Section 8(a)(i) is hereby deleted in its entirety and replaced with the following:

         "(i) Reports and Notifications to Be Delivered by Company. Unless waived, Company shall furnish to each Investor the following reports and notices so long as such holder continues to hold at least 40,000 Shares (as adjusted for stock dividends, combinations, or splits) of Preferred Stock; provided, that, in the case of affiliated Series A Investors, Series B Investors, Series B-1 Investors, Series C Investors or Series D Investors, Company shall only be obligated to furnish the following reports and notices to one representative of such affiliated Series A Investors, Series B Investors, Series B-1 Investors, Series C Investors or Series D Investors."

         (J) Section 8(b)(v)(B) is hereby deleted in its entirety and replaced with the following:

         "(B) Maintain or cause to be maintained a policy or policies of directors' and officers' liability insurance with responsible and reputable insurance companies or associations, covering the directors and officers of Company and its subsidiaries in such amounts and against such risks as is customarily carried by companies engaged in similar businesses to that of Company, and on such terms and conditions as shall be reasonably acceptable to each of the Series A Director, the Series B Director, the Series C Director and each Series D Director."

         (K) Section 8(b)(xv) is hereby deleted in its entirety and replaced with the following:

         "(xv) Option Plans and Option Shares. The Board of Directors of Company shall reserve up to 18,325,000 shares of Common Stock, subject to adjustment for stock splits, stock dividends and other changes affecting the Common Stock (collectively, the "Option Shares") for issuance to Company's directors, officers, employees, advisors and consultants pursuant to one or more stock option or other equity compensation plans established by Company (each an "Option Plan") provided that any such Option Plan which shall be adopted after the date hereof shall be adopted only with the approval of the Board of Directors, including the approval of the Series B Director, the Series D Director and at least one Series C Director. All grants of Option Shares by Company to directors, officers, employees, advisors and consultants of Company made after the date of this Agreement shall be subject to approval of the Compensation Committee of the Board of Directors. The number of Option Shares available for issuance may be increased with the approval of the Board of Directors (including the approval of the Series B Director, the Series D Director and one (1) Series C Director) or the Compensation Committee."

         (L) Section 15(d) is hereby amended by adding the following new clause (v) after clause (iv):

         "(v) if to a Series D Investor, at such Series D Investor's address as set forth on Schedule 6 attached hereto, or at such other address as such Series D Investor shall have furnished to the other parties hereto in writing."

         (M) Schedule 1 is hereby amended by adding those Common Stockholders listed on EXHIBIT A hereto.

         (N) A new Schedule 6 is hereby added to the Agreement in the form attached as EXHIBIT B hereto.

2. JOINDER. Each undersigned holder of Series D Preferred Shares hereby agrees that upon execution of this Amendment by such person or entity, such person or entity shall become a party to the Agreement, as amended by this Amendment, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement, as amended by this Amendment, as though such person or entity were an original party thereto and shall be deemed a Series D Investor for all purposes thereof.

3.       GENERAL PROVISIONS.

         (A)      NO OTHER AMENDMENTS. Except for the amendments contained in
SECTION 1 of this Amendment, the Agreement shall remain in full force and effect.

         (B) AUTHORIZATION. Each Common Stockholder and Investor (which term shall include the undersigned holders of the Series D Preferred Shares) hereby represents and warrants to the Company and to each other that (i) such Common Stockholder or Investor has full power and authority to execute, to deliver and to perform such Common Stockholder's or Investor's obligations under this Amendment; and (ii) the execution and delivery of this Amendment has been duly and validly authorized, and all necessary action has been taken to make this Amendment a valid and binding obligation of such Common Stockholder or Investor, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered a proceeding in equity or at law).

         (C) GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of Delaware, as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware, and without regard to the conflicts of law principles as may otherwise be applicable.

         (D) BINDING ON SUCCESSORS. This Amendment shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and permitted assigns.

         (E) COUNTERPARTS AND SIGNATURE BY FACSIMILE. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Amendment for purposes of execution or otherwise is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment or any notice required thereof.


                    [Signatures begin on the following page.]

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the day and year first above written.


                                    COMPANY:


                                    EMAGEON, INC.



                                    By: /s/ Charles A. Jett, Jr.
                                        ---------------------------------
                                        Charles A. Jett, Jr., President

              [Individual Signature Pages of Stockholders Omitted]

                                    EXHIBIT A

Mark Gehring
John W. Thompson
Roger Chylla
Praveen Sinha
Raymond Kubly
Jeff Rusinow
Tom Plumb
John J. Burke
Marianna Thompson Trust
Herman & Gwen Shapiro Foundation
David G. Walsh
Robert J. Kriz
Thomas Terry
Gary Wendt
GEFUltravisual
James Delaney III Declaration of Trust
J. Maurits Hudig IRA
David and Kim Bethea
MBF Investments (2000) LLC
Philip R. Blake
M&I Trust Co., (FBO Tod B. Linstroth)
Thor Lundgren
Peter Skanavis
Charles F. Stierman
James Riederer
John J. Ouellette
John R. Teitgen
William J. Kalmer CLU, Ltd. Pension Plan
Dennis D. Skogen
John A. Turcott
Michael G. Laskis
Richard T. Daly
Terence F. Kelly
D. King Aymond, M.D.
John and Sally Oulette
Ryan Kubly
Gregory J. Lynch & Eileen K. Schnabel
Cathrine M. Hudig 1972 Trust
Carolyn Bassham 1972 Trust
Barb Rowbotham 1972 Trust
Schuetz Revocable Trust Alvin & Janice Schuetz
Pat Walsh
Dave Reneicke

Richard Jansen
Henry and Diane Ipsen
Susan P. Daugherty
Greg Larson
Mehta Revocable Trust
Harry Roth
Eric J. Rosenstock
Timothy Reiland
David Wood
Marcus Cohen
Francis M. Corby, Jr.
Gary R. Kuphall
Dennis J. Powers
Whitt C. Case
Jaime Schulz
Richard W. Schulze or Charlene E. Schulze
Norman M. Merz
Philip F. Powondra
Jeffrey O. Jorgenson
James and Joanne Silbernagel Family Trust
Terry Sivesand
Tim O'Brien
Jim Burgess
David Duchow
Dennis Hoffman
Anthony Jasen
Linda A Grey
The Mendota Group
Gregory J. Lynch
Richard A. Latta
John C. Thompson
Ron Reinholtz
Richard Burgess
Parimal

                                    EXHIBIT B

                                   SCHEDULE 6

                               SERIES D INVESTORS

Mark Gehring
John W. Thompson
Roger Chylla
Praveen Sinha
Raymond Kubly
Jeff Rusinow
Tom Plumb
John J. Burke
Marianna Thompson Trust
Herman & Gwen Shapiro Foundation
David G. Walsh
Robert J. Kriz
Thomas Terry
Gary Wendt
GEFUltravisual
James Delaney III Declaration of Trust
J. Maurits Hudig IRA
David and Kim Bethea
MBF Investments (2000) LLC
Philip R. Blake
M&I Trust Co., (FBO Tod B. Linstroth)
Thor Lundgren
Peter Skanavis
Charles F. Stierman
James Riederer
John J. Ouellette
John R. Teitgen
William J. Kalmer CLU, Ltd. Pension Plan
Dennis D. Skogen
John A. Turcott
Michael G. Laskis
Richard T. Daly
Terence F. Kelly
D. King Aymond, M.D.
John and Sally Oulette
Ryan Kubly
Gregory J. Lynch & Eileen K. Schnabel
Cathrine M. Hudig 1972 Trust
Carolyn Bassham 1972 Trust
Barb Rowbotham 1972 Trust

Schuetz Revocable Trust Alvin & Janice Schuetz
Pat Walsh
Dave Reneicke
Richard Jansen
Henry and Diane Ipsen
Susan P. Daugherty
Greg Larson
Mehta Revocable Trust
Harry Roth
Eric J. Rosenstock
Timothy Reiland
David Wood
Marcus Cohen
Francis M. Corby, Jr.
Gary R. Kuphall
Dennis J. Powers
Whitt C. Case
Jaime Schulz
Richard W. Schulze or Charlene E. Schulze
Norman M. Merz
Philip F. Powondra
Jeffrey O. Jorgenson
James and Joanne Silbernagel Family Trust
Terry Sivesand
Tim O'Brien
Jim Burgess
David Duchow
Dennis Hoffman
Anthony Jasen
Linda A Grey
The Mendota Group
Gregory J. Lynch
Richard A. Latta
John C. Thompson
Ron Reinholtz
Richard Burgess
Parimal